SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2006
SurModics, Inc.
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-23837 (Commission File Number)	41-1356149 (IRS Employer Identification No.)
9924 West 74th Street
Eden Prairie, Minnesota 55344
(Address of Principal Executive Offices and Zip Code)
(952) 829-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
2003 Equity Incentive Plan

Item 1.01 Entry into a Material Definitive Agreement.
On January 30, 2006, the shareholders of SurModics, Inc. (the “Company”) approved the amended and restated SurModics, Inc. 2003 Equity Incentive Plan (the “Amended 2003 Plan”). As originally adopted, the SurModics, Inc. 2003 Equity Incentive Plan permitted stock options and restricted stock awards. The Amended 2003 Plan will also permit restricted stock units, performance share awards, performance unit awards and stock appreciation rights. A more complete description of the terms of the Amended 2003 Plan can be found in “Proposal #3 — Approval of the Amended and Restated 2003 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 16, 2005, which description is incorporated herein by reference. The foregoing description of the Amended 2003 Plan and the description incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the Amended 2003 Plan, a copy of which is filed as Exhibit 10.1 to this report.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements: None.
     (b) Pro forma financial information: None.
     (c) Shell company transactions: None
     (d) Exhibits:
    Exhibit 10.1 SurModics, Inc. 2003 Equity Incentive Plan (as Amended and Restated December 13, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
By /s/ Philip D. Ankeny
Date: February 3, 2006	Name:	Philip D. Ankeny
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
SURMODICS, INC.

Date of Report:	Commission File No.:
January 30, 2006	0-23837

EXHIBIT NO.	ITEM
10.1	SurModics, Inc. 2003 Equity Incentive Plan (as Amended and Restated December 13, 2005).